DON'S BUILDING SUPPLY L.L.P.

                     (A Texas Limited Liability Partnership)




                             PARTNERSHIP REGULATIONS


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                                                  TABLE OF CONTENTS

                                                                           Page

ARTICLE I         DEFINITIONS..................................................1

    1.1  Definitions...........................................................1

ARTICLE II        FORMATION OF THE COMPANY.....................................3

    2.1  Name and Formation....................................................3
    2.2  Principal Place of Business...........................................4
    2.3  Principal Office......................................................4
    2.4  Term..................................................................4
    2.5  Purposes and Powers...................................................4

ARTICLE III   MANAGEMENT.......................................................4

    3.1  Management by Board of Directors......................................4
    3.2  Board of Directors....................................................5
    3.3  Officers..............................................................6
    3.4  Committees of the Board of Directors..................................9

ARTICLE IV  INDEMNIFICATION...................................................10

    4.1  Liability of Director or Officer of the Company for Certain Acts.....10
    4.2  Indemnification of Director, Officer and Partners of the Company.....10

ARTICLE V         MEETINGS OF BOARD OF DIRECTORS..............................12

    5.1  Meetings.............................................................12
    5.2  Place of Meetings....................................................12
    5.3  Notice of Meetings...................................................12
    5.4  Meetings of All Directors............................................12
    5.5  Quorum...............................................................12
    5.6  Manner of Acting.....................................................12
    5.7  Action by Directors Without a Meeting................................13
    5.8  Waiver of Notice.....................................................13
    5.9  Conduct of Meetings..................................................13

ARTICLE VI   CONTRIBUTIONS TO CAPITAL AND CAPITAL ACCOUNTS....................13

    6.1  Capital Contributions................................................13
    6.2  Units................................................................13
    6.3  Withdrawal or Reduction of Partners' Contributions to Capital........14
    6.4  Liability of Partners................................................14
    6.5  Deficit Capital Accounts.............................................14

ARTICLE VII   ALLOCATIONS, DISTRIBUTIONS, ELECTIONS

                  AND REPORTS.................................................14

    7.1  Allocations of Profits and Losses....................................14
    7.2  Distributions........................................................14
    7.3  Tax Withholdings.....................................................16
    7.4  Limitation Upon Distributions........................................16
    7.5  Accounting Principles................................................16
    7.6  Records and Reports..................................................17
    7.7  Returns and Other Elections..........................................17

ARTICLE VIII  TRANSFERABILITY.................................................17

    8.1  Restrictions on Transfer of Interests in the Company.................17
    8.2  Assignees............................................................18
    8.3  Substituted and Additional Partners..................................18
    8.4  Continuing Liability of Partners.....................................19

ARTICLE IX    DISSOLUTION AND TERMINATION.....................................19

    9.1  Dissolution..........................................................19
    9.2  Distribution of Assets Upon Dissolution..............................20

ARTICLE X         MEETINGS OF PARTNERS........................................20

    10.1 Place and Manner of Meetings.........................................20
    10.2 Special Meetings of Partners.........................................20
    10.3 Notice of Meetings of Partners.......................................20
    10.4 Quorum...............................................................20
    10.5 Registered Partners..................................................21
    10.6 Proxies..............................................................21
    10.7 Conduct of Meetings..................................................21
    10.8 Fixing Record Dates for Matters Other than Consents to Actions.......21
    10.9 Fixed Record Dates for Consents to Action............................21
    10.10Actions Without a Meeting............................................22
    10.11Nature of Partnership Interest.......................................22

ARTICLE XI    MISCELLANEOUS PROVISIONS........................................22

    11.1 Notices..............................................................22
    11.2 Waiver of Notice.....................................................22
    11.3 Application of Texas Law.............................................23
    11.4 No Action for Partition..............................................23
    11.5 Headings and Sections................................................23
    11.6 Amendment of Partnership Agreement and Partnership Regulations.......23
    11.7 Registered Limited Liability Partnership.............................23
    11.8 Resignation..........................................................23
    11.9 Numbers and Gender...................................................23
    11.10Binding Effect.......................................................24
    11.11Counterparts.........................................................24


ATTACHMENT:

SCHEDULE A -    Names and Units Owned of the Partners




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                             PARTNERSHIP REGULATIONS

                                       OF

                          DON'S BUILDING SUPPLY L.L.P.

         These Partnership Regulations are hereby adopted as the Partnership Regulations of DON'S BUILDING SUPPLY L.L.P., a Texas limited liability partnership (the "Company"), and are hereby confirmed and approved for good and valuable consideration.

                                 R E C I T A L S

A. The Predecessor Entity, as hereinafter defined, was organized on November 9, 1981.

B. The Company was created as general partnership by a conversion of the Predecessor Entity into the Company on December 31, 1998.

C.   The Partnership Agreement of the Company was executed on December 31, 1998.

D. On December 31, 1998 the Company registered as a registered limited liability partnership.

E.   The  Partnership   Agreement   contemplates  the  adoption  of  Partnership
     Regulations that would have the effect of amending the Partnership Agreement to provide detailed provisions as to the agreement of the Partners regarding the ownership and operation of the Company.

                              R E G U L A T I O N S

                                    ARTICLE I
                                   DEFINITIONS

         I.1  Definitions.   The  following  terms  used  in  these  Partnership
Regulations shall have the following meanings (unless otherwise expressly provided herein):

                  (a) "Act" shall mean the Texas Revised Partnership Act, as the same may be amended from time to time.

                  (b) "Partnership Agreement" has the meaning given that term in
Section 2.1 hereof.

                  (c) "Board of Directors" means the committee designated pursuant to Article III.

                  (d) "Capital Account" means, with respect to any Partner, the account maintained for such Partner in a manner consistent with the requirements of the Act, recognizing that distributions to the Partners are to be made without regard to Capital Accounts.

                  (e) "Capital Contribution" means any contribution to the capital of the Company in cash or property by a Partner whenever made.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended.

                  (g) "Company" means DON'S BUILDING SUPPLY L.L.P., a Texas limited liability partnership.

                  (h) "Director" means a Manager designated pursuant to Section 3.1(b) hereto.

                  (i) "Disposition" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation or other disposition, whether voluntary or involuntary and whether during a Partner's lifetime or upon or after his or her death, including without limitation, any partition of community property and any Disposition by operation of law, by court order, by judicial process or by foreclosure, levy or attachment.

                  (j) "Fiscal Year" means the Company's fiscal year, which shall be the calendar year.

                  (k) "Losses" means, for each Fiscal Year, the net losses of the Company determined in accordance with accounting principles consistently applied from year to year employed under the accrual method of accounting and as reported, separately or in the aggregate, as appropriate, on the Company's information tax return filed for federal income tax purposes.

                  (l) "Majority" means, with respect to any referenced groups of members of the Board of Directors or any committee, a combination of any of such persons constituting more than fifty percent of the number of such persons of such referenced group who are then elected and qualified.

                  (m)  "Majority  in  Interest"  means,   with  respect  to  the
Partners, a combination of such Persons (one or more) holding more than fifty percent of the issued and outstanding Units.

                  (n) "Partner" means each Person designated as a Partner on Schedule A, attached hereto and hereby made a part hereof, any successor or successors to all or any part of any such Person's interest in the Company, or any additional Partner admitted as a Partner of the Company in accordance with
Article VIII, each in the capacity as a Partner of the Company, but does not include any who has ceased to be a Partner of the Company. "Partners" means all such Persons collectively in their capacity as Partners of the Company.

                  (o) "Partnership Interest" means the percentage of partnership interest in the Company held by a Partner, which percentage shall be equal to the Unitholding Percentage of such Partner.

                  (p) "Permitted Disposition" means any of the following kinds of Dispositions:

                           (i) A Disposition of the community  property or other
interest in all or any part of the interests in the Company of a Partner's spouse, upon the death of such spouse, to the surviving Partner;

                           (ii) A Disposition of the community property or other
interest in all or any part of the interests in the Company of a Partner's spouse to such Partner in connection with the termination of the marital relationship of the Partner and the Partner's spouse;

                           (iii) A Disposition made pursuant to and as permitted
by the terms of these Partnership Regulations.

                  (q) "Person" shall have the meaning given that term in Section 1.01(14) of the Act.

                  (r) "Predecessor Entity" means Don's Building Supply, Inc., a Texas corporation that was converted into the Company (the "Conversion") effective on December 31, 1998.

                  (s) "Profits" means, for each Fiscal Year, the net income and net gains of the Company determined in accordance with accounting principles consistently applied from year to year as reported, separately or in the aggregate, as appropriate, on the Company's information tax return filed for federal income tax purposes.

                  (t)   "Partnership   Regulations"   means  these   Partnership
Regulations of the Company as originally adopted and as amended from time to time.

                  (u) "Unitholding Percentage" of a Partner means the percentage that the Units held by such Partner bears to the aggregate number of issued and outstanding Units.

                  (v) "Units" means the units of ownership in the Company, denominated as Units of Partnership Interest of the Company.


                                   ARTICLE II
                            FORMATION OF THE COMPANY

         II.1 Name and  Formation.  The name of the  Company  is Don's  Building
Supply L.L.P. The Partnership Agreement of the Company (the "Partnership Agreement") was executed on December 31, 1998.

         II.2 Principal Place of Business. The principal place of business of the Company within the State of Texas shall be Dallas, Texas. The Company may locate its place(s) of business and registered office at any other place or places as the Board of Directors may from time to time deem necessary or advisable.

         II.3 Principal Office. The Company's initial principal office shall be at 2327 Langford, Dallas, Texas 75208.

         II.4 Term. The term of existence of the Company shall be perpetual, unless the Company is earlier dissolved in accordance with either the provisions of the Partnership Agreement, these Partnership Regulations or the Act.

         II.5 Purposes and Powers.

                  (a) The purposes and character of the business of the Company shall be to accomplish any or all lawful business for which partnerships may be organized under the Act.

                  (b) The Company shall have any and all powers which are necessary, proper, advisable, convenient, or desirable to carry out the purposes and business of the Company, to the extent the same may be legally exercised by partnerships under the Act. The Company shall carry out the foregoing activities pursuant to the arrangements set forth in the Partnership Agreement of the Company and these Partnership Regulations.

                                   ARTICLE III
                                   MANAGEMENT

         III.1    Management by Board of Directors.

                  (a) General. The business and affairs of the Company shall be managed by a committee to be known as the Board of Directors.

                  (b) Duties and Obligations. Subject to Section 4.1, each person serving on the Board of Directors (a "Director") and/or as officers of the Company shall exercise such person's business judgment in managing the business, operations and affairs of the Company.

                  (c) No Authority of Partners or Directors to Bind Company. Unless authorized to do so by the Partnership Agreement, these Partnership Regulations or the Board of Directors, no Partner, Director, agent or employee of the Company shall have any power or authority to bind the Company in any way.

                  (d) Voting by the Units. Actions to be taken by the Partners shall be approved by Partners holding a majority of the Units.

         III.2    Board of Directors.

                  (a) Management. Any decisions to be made by the Partners under the Act, the Partnership Agreement or these Partnership Regulations shall be made by the Board of Directors unless specifically provided otherwise.

                  (b) Decisions Reserved to Partners. Notwithstanding the provisions of Section 3.2(a) or any other provisions herein to the contrary, the Board of Directors may not cause the Company to do any of the following actions without the agreement of the Partners holding at least a majority of the Units:

                           (i) the merger or  consolidation  of the Company with
and into any corporation, limited liability company or other entity, or of any corporation, limited liability company or other entity with and into the Company, or the participation of the Company in any exchange of interests;

                           (ii) the  conversion of the Company into another form
of entity;

                           (iii) the  liquidation or dissolution of the Company;
and

                           (iv) the delegation to an agent of the Company of the
power to take any of the actions referred to in the foregoing clauses.

                  (c) Designation and Election of Directors. The initial Board of Directors shall consist of those individuals designated as the directors in the Partnership Agreement. Thereafter, the Board of Directors shall be elected by majority vote of the Partners. Each of the members of the Board of Directors shall serve until his or her resignation or death or until his or her successor shall be elected as provided herein. Each Director elected shall have one vote. Except as provided in Section 3.2(b), the Directors shall in all respects relating to the Company represent and act on behalf of the Partners.

                  (d)      General.

                           (i) Resignation.  Any Director may resign at any time
by giving notice to the other members of the Board of Directors. A Director's resignation shall take effect at the time specified in the notice and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                           (ii) Vacancies. Any vacancy occurring in the Board of
Directors shall be filled by
majority vote of the Partners.

                           (iii)  Meetings.  Meetings of the Board of  Directors
shall be held in accordance with Article V.

                           (iv)  Reimbursement.  The Directors shall be entitled
to receive such compensation as shall be determined by the Directors, and shall be entitled to reimbursement for reasonable "out-of-pocket" expenses incurred in connection with their services to the Company.

                           (v) Indemnification.  The Company shall indemnify the
Directors to the extent set forth in Article IV.

         III.3    Officers.

                  (a) Election of Officers. The members of the Board of Directors, at their first meeting, shall elect such officers as the Board shall choose to elect. No officers need be a Partner or a resident of Texas. The Directors may elect or appoint such other officers and agents as they shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any two or more offices may be held by the same Person.

                           (i) Each  officer of the  Company  shall hold  office
until his or her successor is chosen and is qualified in such officer's stead or until the death, resignation or removal from office of such officer.

                           (ii) Any  vacancy  in any  office  because  of death,
resignation, removal or otherwise may be filled by such person as is elected or appointed by a majority vote of the Board of Directors.

                           (iii) The  compensation  of all  officers  and agents
shall be fixed by the Board of Directors or by a committee formed and appointed by the Board of Directors, as allowed pursuant to Section 3.4 of these Partnership Regulations.

                  (b) Authority and Duties. The officers of the Company, if the Board chooses to elect one or more of such officers, shall have the authority and shall exercise the powers and perform the duties specified below and as may be additionally specified by the Board of Directors or these Partnership Regulations (and in all cases where the duties of any officer are not prescribed by these Partnership Regulations or the Board of Directors, such officer shall follow the orders and instructions of the President):

                           (i) President.  The President  shall preside over the
general and active management of the business of the Company, and shall direct, manage and control the business of the Company to the best of the President's ability. The President shall serve until resignation or dissolution and liquidation of the Company or removal by the Board of Directors. The President shall, subject to the provisions of Section 3.3(d), have full and complete authority, power and discretion to make any and all decisions and do any and all things that the President deems to be reasonably required in furtherance of the Company's business and objectives. Without limiting the generality of the foregoing, the President or such subordinate officer designated by the President, or any officer duly authorized by the Board of Directors shall have the power and authority on behalf of the Company:

                                  (1) to purchase  liability and other insurance
to protect the Company's property and business;

                                  (2) to invest any  Company  funds  temporarily
(by way of example but not limitation) in time deposits, short-term governmental obligations, commercial paper or other investments;

                                  (3)  to  employ  accountants,  legal  counsel,
managing agents or other experts, employees or agents to perform services for the Company and to compensate them from Company funds;

                                  (4) to negotiate  with employees and any labor
organization representing employees of the Company; and

                                  (5) to carry out all orders and resolutions of
the Board of Directors.

                           (ii)  Vice-Presidents.  The Vice  Presidents,  unless
otherwise determined by the Board of Directors shall, in the absence or disability of the President, perform the duties and have the authority and exercise the powers of the President. The Vice-Presidents shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

                           (iii)  Secretary.  The  Secretary  shall  attend  all
meetings of the Board of Directors and Partners and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee, if requested. The Secretary shall give, or cause to be given, notice of the meetings of the Board of Directors and Partners where such notices are required to be given by these Partnership Regulations. The Secretary shall be under the supervision of the President, and shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

                           (iv) Treasurer.  The Treasurer shall have the custody
of the Company funds and shall keep full and accurate accounts of receipts and disbursements of the Company, and shall deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all transactions as Treasurer and of the financial condition of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the Treasurer's office and for the restoration to the Company, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money or other property of whatever kind in the Treasurer's possession or under his or her control belonging to the Company. The Treasurer shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

                  (c) Execution of Contracts. Each of the President or such subordinate officer or officers designated by the President or any officer designated by the Board of Directors shall have the authority to execute on behalf of the Company all agreements, instruments and documents, including, without limitation, checks, drafts, notes and other negotiable instruments, mortgages, deeds of trusts, security agreements, financing statements, documents providing for the acquisition, mortgage or disposition of the Company property, assignments, bills of sale, leases, partnership agreements and any other instruments or documents necessary to effectuate any actions which have been approved by the Partners or the Board of Directors (if such actions require, under the Act, the Partnership Agreement or these Partnership Regulations, the approval of the Partners or the Board of Directors) or by the President (if such actions do not require under the Act, the Partnership Agreement or these Partnership Regulations the approval of the Partners or the Board of Directors).

                  (d) Actions Requiring Board of Directors Approval. Notwithstanding any other provision of the Partnership Agreement or these Partnership Regulations and in addition to any other actions requiring Partner or Board of Directors approval as provided herein or in the Act, the following actions on behalf of the Company shall require the approval of the Board of
Directors:

                           (i) the sale, lease, transfer or other disposition of
all or a material part of the Company's assets or business;

                           (ii) any  increase or decrease in the  capitalization
of the Company;

                           (iii) any  acquisition  by the  Company of the stock,
assets or business of another corporation or entity or any investment by the Company of corporate funds in another corporation or entity, including the creation of any subsidiary;

                           (iv) the admission of any new Partner to the Company;

                           (v) the  lending of Company  funds to any  Partner or
any affiliate of any Partner;

                           (vi) any guarantee by the Company of any indebtedness
or other obligation of any kind of any Partner or any affiliate of a Partner;

                           (vii)   the  entry   into,   or  any   amendment   or
modification or cancellation of, a management, service, or other agreement or contract between the Company and a Partner or its affiliates;

                           (viii) the making of a material  tax  election  under
the Code applicable to the Company unless specifically allowed pursuant to the terms of these Partnership Regulations;

                           (ix) the confession of a judgment by the Company; (x)
the filing of bankruptcy by the Company;

                           (xi) the offering of any  securities  or  Partnership
Interests to third parties by the Company.

                           (xii) the incurrence of any  indebtedness,  making of
any contract (or any material amendment to any contract formerly approved in the Company's annual budget or by the Board of Directors), making of any capital expenditure or investment, the disposal or pledge of Company property or settlement of any claim or litigation in an amount in excess of $5,000;

                           (xiii) the  appointment  or removal of any officer of
the Company;

                           (xiv)  the  acquisition,  expansion  or  disposal  of
facilities of the Company;

                           (xv) any other  agreement  which would  substantially
affect the operation of the Company.

Notwithstanding the preceding provisions of this subparagraph (d) to the contrary, the approval of the Board of Directors shall not be required with respect to any of the actions listed above if such actions have been approved in writing by Partners holding a majority of the Units.

                  (e)      General.

                           (i)  Removal.  Any officer may be removed at any time
by a majority vote of the Board of Directors whenever in the Board of Directors's best judgment the best interests of the Company will be served thereby, but such removal will be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not in itself create contract rights.

                           (ii) Resignation. Any officer may resign at any time,
subject to the rights or obligations under any existing contracts between the officer and the Company, by giving written notice to the President or the Board of Directors. An officer's resignation shall take effect at the time specified in the notice, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                           (iii)  Vacancies.  A vacancy in any  office,  however
occurring, may be filled by the Board of Directors as provided in Section 3.3(a)(ii) for the unexpired portion of the term.

                           (iv) Indemnification. The Company shall indemnify the
Directors, officers, and Partners to the extent set forth in Article IV.

         III.4 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in the resolution establishing it, shall have and may exercise all of the authority that may be exercised by the Board of Directors. Regular and special meetings of any committee may be held on such dates, at such times and upon such notice (if any) as shall be provided in the resolution establishing such committee or, if not addressed in such resolution, as may be determined by the members of such committee. The Board of Directors may dissolve any committee at any time.

                                   ARTICLE IV
                                 INDEMNIFICATION

         IV.1 Liability of Director or Officer of the Company for Certain Acts. Each Director and officer of the Company shall exercise such person's business judgment in managing the business, operations and affairs of the Company. Absent fraud, deceit, gross negligence, willful misconduct or a wrongful taking, neither a Director nor an officer of the Company shall be liable or obligated to the Partners or to the Company for any mistake of fact or judgment, for the doing of any act, or for the failure to do any act in conducting the business, operations and affairs of the Company which may cause or result in any loss or damage to the Company or its Partners. No Director or officer of the Company guarantees the return of the Partners' capital contributions or a profit for the Partners from the operations of the Company. No Director or officer of the Company shall be responsible to any Partner because of a loss of such Partner's investment, unless the loss shall have been the result of the Director's or officer's fraud, deceit, gross negligence, willful misconduct or a wrongful taking. Neither the Directors nor officers of the Company shall be jointly and severally liable for fraud, deceit, gross negligence, willful misconduct or wrongful taking, but each such person shall only be liable for such person's own actions and omissions.

         IV.2  Indemnification of Director, Officer and Partners of the Company.

                  (a) Right to Indemnification. The Company shall indemnify, to the fullest extent permitted by law (including without limitation in circumstances in which, in the absence of this Section 4.2(a), indemnification would be discretionary under the laws of Texas or limited or subject to particular standards of conduct under such laws) each Director, officer and Partner of the Company against all costs, expenses and liability, including reasonable attorneys' fees, incurred in connection with, relating to or as a result of any action, suit or proceeding to which a Director, officer or Partner of the Company may be involved or made a party by reason of being or having been a Director, officer or Partner of the Company, or while a Director, officer or Partner of the Company, is or was serving at the request of the Company as a manager, director, officer, partner, trustee, employee, fiduciary or agent of any other domestic or foreign limited liability partnership, corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise.

                  (b) Advancement of Expenses. In the event of any action, suit or proceeding in which a Director, officer or Partner of the Company is involved or which may give rise to a right of indemnification under Section 4.2(a), following written request to the Company by the Director, officer or Partner of the Company, the Company shall pay to such Director, officer or Partner, to the fullest extent permitted by law (including without limitation in circumstances in which, in the absence of this Section 4.2(b), advancement of expenses would be discretionary under the laws of Texas or limited or subject to particular standards of conduct under such laws), amounts to cover expenses incurred by the Director, officer or Partner in, relating to or as a result of such action, suit or proceeding in advance of its final disposition.

                  (c)  Settlements.  The Company  shall not be liable under this
Section 4.2 for any amounts paid in settlement of any action, suit or proceeding effected without the approval of the Board of Directors. The Company shall not settle any action, suit or proceeding in any manner that would impose any penalty or limitation on a Director, officer or Partner of the Company without the Director, officer or Partner's written consent. Consent to a proposed settlement of any action, suit or proceeding shall not be unreasonably withheld by the Board of Directors.

                  (d) Liability Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, officer or Partner of the Company or who is or was serving at the request of the Company as a manager, director, officer, partner, trustee, employee, fiduciary or agent of any other domestic or foreign limited partnership, limited liability partnership, corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise against any liability asserted against and incurred by a Director, officer or Partner of the Company in any such capacity or arising out of a Director, officer or Partner's status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of Texas or any other jurisdiction of the United States or elsewhere.

                  (e) Other Rights and Remedies. The rights to indemnification and advancement of expenses provided in this Section shall be in addition to any other rights a Director, officer or Partner of the Company may have or hereafter acquire under any law, provision of the Partnership Agreement, any other or further provision of these Partnership Regulations, vote of the Board of Directors, agreement or otherwise. The Company shall have the right, but shall not be obligated, to indemnify or advance expenses to any employee or agent of the Company in accordance with and to the fullest extent permitted by law.

                  (f) Applicability and Effect. The rights to indemnification and advancement of expenses provided in this Section shall be applicable to acts or omissions that occurred prior to the adoption of this Section, shall continue as to any Director, officer or Partner of the Company during the period such Director, officer or Partner serves in any one or more of the capacities covered by this Section, shall continue thereafter so long as the Director, officer or Partner may be subject to any possible action, suit or proceeding by reason of the fact that the Director, officer or Partner served in any one or more of the capacities covered by this Section, and shall inure to the benefit of the estate and personal Directors of each such person. Any repeal or modification of this Section or of any provision hereof shall not affect any rights or obligations then existing. All rights to indemnification under this Section shall be deemed to be provided by a contract between the Company and each Director, officer or Partner of the Company.

                  (g) Limitation on Partners' Liability. The indemnification provided for in this Section shall in no event cause the Partners to incur any liability, nor shall it result in any liability of the Partners to any third party.


                                    ARTICLE V
                         MEETINGS OF BOARD OF DIRECTORS

         V.1 Meetings. Meetings of the Board of Directors may be called for any purpose, unless otherwise prescribed by statute, by the President or any of the Directors.

         V.2 Place of Meetings. The Directors may designate any place, either within or outside the State of Texas, as the place of meeting for meetings. If no designation is made, the place of meeting shall be the principal office of the Company in the State of Texas. Directors may participate in such meetings by means of conference telephone and similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in a meeting as provided herein shall constitute presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         V.3 Notice of Meetings. The Chairman of the Board of Directors, the President or the Person(s) calling the meeting shall cause written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose for which the meeting is called to be delivered not less than two (2) days before the date of the meeting, either personally or by mail, to each Director entitled to vote at such meeting. If mailed, such notice shall be deemed to be given two business days following when it deposited in the United States mail, addressed to the Director at such Director's business address as set forth in the records of the Company, with postage prepaid. If a meeting is adjourned to another place or time, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

         V.4 Meetings of All Directors. If all of the Directors shall meet at any time and place, either within or outside of the State of Texas, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and any action taken at such meeting shall be lawful.

         V.5 Quorum. A quorum shall consist of a majority of the Directors; provided that in the event of a quorum not being present, such meeting shall be adjourned to a date one (1) day after the date of such meeting but at the same time and location and any Directors then in attendance shall be deemed to be a quorum.

         V.6 Manner of Acting. If a quorum is present, the majority vote of the Directors entitled to vote on the subject matter shall be the act of the Partners.

         V.7 Action by Directors Without a Meeting. Action required or permitted to be taken at a meeting of the Board of Directors or the Board of Managers may be taken without a meeting if the action is evidenced by written consents signed by all Directors or Managers entitled to vote.

         V.8 Waiver of Notice. When any notice is required to be given to any Director, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice. By attending a meeting, a Director: (a) waives objection to lack of notice or defective notice of such meeting unless the Director, at the beginning of the meeting, objects to the holding of the meeting or the transaction of business at the meeting, and (b) waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the notice of such meeting unless the Director objects to considering the matter when it is presented.

         V.9 Conduct of Meetings. All meetings of the Board of Directors shall be presided over by the chairman of the meeting, who shall be a member of the Board of Directors. The chairman of any meeting of the Board of Directors shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem in order to him or her.

                                   ARTICLE VI
                  CONTRIBUTIONS TO CAPITAL AND CAPITAL ACCOUNTS

         VI.1     Capital Contributions.

                  (a) As a result of the Conversion, each Partner contributed to the capital of the Company his proportionate interest in the assets and business of the Predecessor Entity. As a result of the Conversion, each Partner received his or her Partnership interest and the Units described on Schedule A, attached hereto.

                  (b) If the Board of Directors determines that additional capital contributions are needed to carry out the purposes of the Company, the Board of Directors may request that the Partners make additional cash or property Capital Contributions to the Company to purchase additional Units to be issued by the Company. No Partner shall be required to make any additional Capital Contribution without the written consent of all the Partners.

                  (c)  No  Partner   shall  be  paid  interest  on  any  Capital
Contribution to the Company.

         VI.2     Units.

                  (a) Each Partner's interest in the Company shall be represented by units of Partnership Interest denoted as Units. The Units owned by the Partners in the Company immediately after the Conversion are set forth on the attached Schedule A. Subject to the provisions of Section 8.3, additional Partners shall receive the number of Units determined by the Partners. The number of Units issued to an additional Partner, and the Capital Contribution required for the issuance of such Units, shall be within the sole discretion of the Partners.

                  (b) The Board of Directors, in its discretion, shall be empowered to determine the form of any stock certificate that will evidence Units of the Company.

         VI.3     Withdrawal or Reduction of Partners' Contributions to Capital.

                  (a) A Partner shall not receive out of the Company's property any part of his or her Capital Contributions until all liabilities of the Company, except the liabilities to Partners on account of their Capital
Contributions, have been paid or there remains property of the Company sufficient to pay such liabilities.

                  (b) No Partner shall have the right to withdraw all or any part of his or her Capital Contribution, except as may be otherwise specifically provided in these Partnership Regulations. Under circumstances involving a return of any Capital Contributions, no Partner shall have the right to receive property other than cash.

                  (c) No Partner shall have priority over any other Partner, either as to the return of Capital Contributions or as to Profits, Losses or distributions; provided that this subsection shall not apply to loans (as distinguished from Capital Contributions) which a Partner has made to the Company.

         VI.4 Liability of Partners. No Partner shall be liable for the debts, liabilities or obligations of the Company. No Partner shall be required to contribute any funds to the capital of the Company, or to loan any funds to the Company.

         VI.5 Deficit Capital Accounts. No Partner will be required to pay to the Company, to any other Partner, or to any third party any deficit balance which may exist from time to time in the Partner's Capital Account.

                                   ARTICLE VII
                ALLOCATIONS, DISTRIBUTIONS, ELECTIONS AND REPORTS

         VII.1 Allocations of Profits and Losses. The Profits and Losses of the Company for each Fiscal Year shall be allocated among the Partners in accordance with the rules applicable to S corporations for federal income tax purposes. Any credit available for federal income tax purposes shall be allocated among the Partners in the same manner.

         VII.2 Distributions. All distributions of any nature whatsoever, including, without limitation, partial returns of capital, profit distributions, refinancing proceeds and liquidating distributions, shall be made solely to the Partners, in proportion to their respective Units and without regard to their Capital Account balances, so that, with respect to each such distribution, each Partner or other holder of Units will receive an equal dollar amount of distribution per Unit held as of the record date of such distribution. Anything in the Partnership Agreement or these Partnership Regulations to the contrary notwithstanding, each Unit shall confer upon the holder thereof identical rights to distribution and liquidation proceeds from the Company. Distributions shall be made if approved by the Board of Directors; provided, however, anything in these Partnership Regulations to the contrary notwithstanding, the Partnership shall make the Minimum Distributions, as hereinafter defined, to the Partners each year in order to provide the funds for the Partners to pay the federal, estate and local income taxes imposed on the income of the Partnership allocated to the Partners.

                  (a) The "Minimum Distributions" for a year shall be such distributions to Partners or other holders of Units so that each Partner or other holder of Units will receive at least the amount of his or her Tax Distribution Amount, as hereinafter defined, for such year.

                  (b) To carry out the obligation to distribute the Minimum Distributions, Net Operating Cash Flow, as hereinafter defined, shall be distributed to the Partners or other holders of Units in accordance with the provisions of this Section 7.2 at least a reasonable period before the respective Partners or other holders of Units are required to pay their estimated and final federal, state and local income taxes on the income of the Partnership allocated to the Partners or other holders of Units. The Board of Directors, in its discretion, may authorize the distribution of additional amounts of Net Operating Cash Flow to the Partners or other holders of Units. Notwithstanding the foregoing, no distribution of the Net Operating Cash Flow of the Partnership shall be made if and to the extent that, after the distribution is made, the liabilities of the Partnership shall exceed the fair market value of the assets of the Partnership.

                  (c) For purposes of making the Minimum Distributions, Net Operating Cash Flow for each calendar year or other taxable period shall be distributed among the Partners or other holders of Units so that each Partner or other holder of Units receives an equal amount per Unit held until the Minimum Distributions have been made; i.e., each Partner or other holder of Units has received at least such party's Tax Distribution Amount.

                           (i) The "Tax  Distribution  Amount"  of a Partner  or
other holder of Units for a year shall be an amount equal to the greater of: (1) the combined federal and state income tax on the amount of such party's Total Taxable Income, as hereinafter defined, for such period, which combined federal and state income tax shall be calculated using the highest combined tax rates for individuals under federal and state law after taking into account any deductibility of such taxes on any other tax return; or (2) the combined federal alternative minimum tax (as imposed by Sections 55 through 59 of the Code or the subsequent equivalent of such provisions) on the amount of such party's federal alternative minimum taxable income and state income tax on the amount of state taxable income or state alternative minimum taxable income, as applicable to individuals, on the amount of such party's Total Taxable Income for such period, which combined federal alternative minimum tax and state income tax shall be calculated using the highest combined federal alternative minimum tax rate and either state alternative minimum tax rates or state income tax rates, as applicable to individuals, after taking into account any deductibility of such taxes on any other tax return.

                           (ii)  In  the  event  Net  Operating   Cash  Flow  is
insufficient to distribute the Minimum Distributions for a year, such deficiency shall be satisfied in the first subsequent calendar year that Net Operating Cash Flow is available.

                           (iii) For purposes of this Agreement,  "Total Taxable
Income" means the net amount of taxable income of the Partnership allocated to a Partner or other holder of Units for such period, including without limitation the allocation to such party of all items of income, gains, deductions and losses required to be separately stated and allocated among the Partners or other holders of Units for income tax purposes.

                           (iv)  In  the  event  that a  self-employment  tax or
similar tax is imposed on a Partner or other holder of Units based in whole or in part on such party's allocable share of Partnership net income, such tax shall be deemed to constitute an income tax and the tax rate applicable to such self-employment or similar tax (taking into account the deductibility, if any, of such self-employment or similar tax) shall be added to, and treated as such constituent part of, the income tax rate (and, if applicable, the alternative minimum tax rate) of the applicable tax jurisdiction.

                  (d) "Net Operating Cash Flow" shall be determined in the discretion of the Board of Directors, but generally shall mean the gross cash proceeds from Partnership operations less the portion thereof required to pay Partnership expenses less any reserves established by the Board of Directors for direct operating expenses, taxes, maintenance, insurance, capital expenditures, repairs and other items deemed reasonable and necessary for the Partnership's business operations. In addition, Net Operating Cash Flow shall include any net cash proceeds received from the sale, financing or refinancing of Partnership assets.

         VII.3 Tax Withholdings. To the extent the Company is required by federal, state or local law or any tax treaty to withhold or to make tax payments on behalf of or with respect to any Partner, the Company shall withhold such amounts and make such tax payments as so required. The amount of such payments shall constitute an advance by the Company to such Partner and shall be repaid to the Company by reducing the amount of the current or next succeeding distribution or distributions which would otherwise have been made to such Partner or, if such distributions are not sufficient for that purpose, by so reducing the proceeds of liquidation otherwise payable to such Partner or, if such proceeds are insufficient, such Partner shall pay to the Company the amount of such insufficiency.

         VII.4 Limitation Upon Distributions. The Company may not make a distribution to its Partners to the extent that, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to Partners with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company's assets, except that the fair value of the property that is subject to the liability for which recourse of creditors is limited shall be included in the Company assets only to the extent that the fair value of the property exceeds that liability.

         VII.5 Accounting Principles. The net income of the Company shall be determined in accordance with accounting principles applied on a consistent basis and adequate for the Company business as determined by the Board of Directors.

         VII.6 Records and Reports. At the expense of the Company, the Board of Directors shall maintain records and accounts of all operations and expenditures of the Company. At a minimum, the Company shall keep at its principal place of business the following records:

                  (a) A current list that states:

                           (i) The name and mailing address of each Partner; and

                           (ii) The Units owned by each Partner;

                  (b) Copies of the federal, state and local information or income tax returns for each of the Company's six most recent tax years;

                  (c) A copy of the Partnership Agreement and these Partnership Regulations, all amendments or restatements, executed copies of any powers of attorney, and copies of any document that creates, in the manner provided by the Partnership Agreement or these Partnership Regulations, classes or groups of Partners;

                  (d) Correct and complete books and records of account of the Company; and

                  (e) Any other books, records or documents required by the Act or other applicable law.

         VII.7 Returns and Other Elections. The Board of Directors shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Copies of such returns, or pertinent information therefrom, shall be furnished to the Partners within a reasonable time after the end of each Fiscal Year of the Company considering any extensions of time for filing that may be obtained by or on behalf of the Company. All elections permitted to be made by the Company under federal or state laws shall be made by an officer of the Company authorized to do so by the Board of Directors.

                                  ARTICLE VIII
                                 TRANSFERABILITY

         VIII.1   Restrictions on Transfer of Interests in the Company.

                  (a) A Partner shall not attempt to transfer nor make or suffer any Disposition of all or any part of his Units, except in accordance with this
Article VIII.

                  (b) Notwithstanding anything to the contrary contained herein, unless all of the Partners shall consent in writing or unless such Disposition constitutes a Permitted Disposition under Section 1.1(p)(i) or (ii) hereof, no Partner shall make or suffer any Disposition of all or any portion of his or her Units to any person other than a Permitted Transferee, as hereinafter defined. A Partner shall be entitled to sell, transfer or assign all or any portion of his or her Units to one or more Permitted Transferees without obtaining the consent of any other Partner. For purposes of these Partnership Regulations, "Permitted Transferee" means and includes (i) an individual who is already a Partner, or
(ii) an individual who is a child of a Partner.

                  (c) The Partners agree that the holding and disposition of their respective Units shall be subject to and governed by all existing and effective agreements in effect immediately prior to the Conversion, with such agreements being applied to the Units with the same effect as such agreements were applicable to the outstanding shares of capital stock of the Predecessor Entity.

         VIII.2   Assignees.

                  (a) The Company shall not recognize for any purpose any purported sale, assignment or transfer of all or any portion of a Partner's Units unless the assigning Partner complies with all of the provisions of
Article VIII, all costs of such assignment have been paid by the assigning Partner and there is filed with the Company a written and dated notification of such sale, assignment or transfer, in satisfactory form, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee and such notification (i) contains the agreement by the purchaser, assignee or transferee to be bound by all the terms and provisions of these Partnership Regulations and (ii) represents that such sale, assignment or transfer was made in accordance with all applicable securities laws, the Partnership Agreement and these Partnership Regulations (including suitability standards) and Section 8.1(b) hereof. Any sale, assignment or transfer shall be recognized by the Company as effective on the date of receipt of such notification by the Company.

                  (b) Unless an assignee becomes a Partner in accordance with the provisions set forth below, such assignee shall not be entitled to any of the rights granted to a Partner hereunder, other than the right to receive allocations of income, gain, loss, deduction, credit and similar items and distributions to which the assignor would otherwise be entitled.

                  (c) Any Partner who assigns all his or her interest in the Company shall cease to be a Partner, except that, unless and until a substituted Partner has been admitted into the Company, such assigning Partner shall retain the statutory rights of an assignor of a Partner's interest under the Act.

                  (d) A person who is the assignee of all or any fraction of the interest of a Partner, but does not become a substituted Partner, and desires to make a further assignment of such interest, shall be subject to all the provisions of this Article and Article IX to the same extent and in the same manner as any Partner desiring to make an assignment of his or her interest.

         VIII.3   Substituted and Additional Partners.

                  (a) With the written consent of all Partners, each Partner shall have the right to substitute in his or her place a purchaser, assignee, transferee, donee, heir, legatee or other recipient (a "Transferee") of all or any portion of the Units held by such Partner, provided that such substitution, and admittance to the Company as a substituted Partner, shall be effective at such time as the Transferee satisfies the conditions set forth in Section 8.2(a) hereof.

                  (b) Any person may, subject to the terms and conditions of the Partnership Agreement and these Partnership Regulations, become an additional Partner in the Company by the issuance by the Company of new Units in the Company for such consideration and upon such terms as the Partners, by written consent of all of the Partners, shall determine. In order to become an additional Partner, a person shall be required to enter into a written agreement with the Company in which such person (i) agrees to be bound by all the terms and provisions of the Partnership Agreement and these Partnership Regulations, and (ii) agrees to the capital contribution(s) to be made to the Company by such person and such other terms and conditions as shall be determined by the Company.

                  (c) No person shall become a substituted or additional Partner until such person has satisfied the requirements of this Article VIII; provided, however, that for the purpose of allocating Profits, Losses and distributions, a person shall be treated as having become, and as appearing in the records of the Company as, a Partner, as the case may be, on such date as the sale, assignment or transfer of Units to such person was recognized by the Company pursuant to
Section 8.2.

         VIII.4 Continuing Liability of Partners. No assignment or transfer of an interest in the Company as provided herein, shall relieve the assigning or transferring Partner from any personal liability for outstanding indebtedness, liabilities, liens and obligations relating to the Company or the Company's assets which may exist and for which such Partner has any liability on the date of such assignment or transfer.

                                   ARTICLE IX
                           DISSOLUTION AND TERMINATION

         IX.1     Dissolution.

                  (a) The Company shall be dissolved upon the election to dissolve the Company by a Majority in Interest of the Partners.

                  (b) Upon dissolution of the Company, the business and affairs of the Company shall terminate, and the assets of the Company shall be liquidated under this Article IX.

                  (c) Dissolution of the Company shall be effective as of the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until there has been a winding up of the Company's business and affairs, and the assets of the Company have been distributed as provided in
Section 9.2.

                  (d) Upon dissolution of the Company, the Board of Directors may cause any part or all of the assets of the Company to be sold in such manner as the Board of Directors shall determine in an effort to obtain the best prices for such assets; provided, however, that the Board of Directors may distribute assets of the Company in kind to the Partners to the extent practicable.

                  (e) The Company shall not dissolve upon the death, insanity, retirement, resignation, withdrawal, expulsion, bankruptcy, legal incapacity or dissolution of any Partner, or the occurrence of any other event which terminates the continued status of any Partner as a partner in the Partnership.

         IX.2 Distribution of Assets Upon Dissolution. In settling accounts after dissolution, the assets of the Company shall be paid in the following order:

                  (a) First, to creditors, in the order of priority as provided by law, except those to Partners of the Company on account of their Capital Contributions; and

                  (b) Second, to the Partners in respect of their interests in capital and accumulated earnings, by making distributions to the Partners or their assignees in proportion to the issued and outstanding Units.

                                    ARTICLE X
                              MEETINGS OF PARTNERS

         X.1 Place and Manner of Meetings. All meetings of the Partners shall be held at the principal office of the Company or at such other place within or without the State of Texas as may be determined by a Majority in Interest of the Partners and set forth in the respective notice or waivers of notice of such meeting. Partners may participate in such meetings by means of conference telephone and similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in a meeting as provided herein shall constitute waiver of notice of the same and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         X.2 Special Meetings of Partners. Special meetings of the Partners may be called by the holders of not less than twenty percent (20%) of all the Partnership Interests. Business transacted at all special meetings shall be confined to the purpose stated in the notice; provided however that the notice of special meetings may state that the meeting may consider the transaction of such other business as may properly come before the meeting.

         X.3 Notice of Meetings of Partners. Written or printed notice stating the place, day and hour of the meeting and, in the case of special meetings, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the discretion of the Person calling the meeting, to each Partner of record entitled to vote at such meeting.

         X.4 Quorum. A Majority in Interest of the Partners present at a meeting, in person or by proxy, shall constitute a quorum at all meetings of the Partners, except as otherwise provided by law or the Partnership Agreement. Once a quorum is present at the meeting of the Partners, the subsequent withdrawal from the meeting of any Partner prior to adjournment or the refusal of any Partner to vote shall not affect the presence of a quorum at the meeting. If, however, such quorum shall not be present at any meeting of the Partners, the Partners entitled to vote at such meeting shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the holders of the requisite amount of Partnership Interests shall be present or represented. At any meeting of the Partners at which a quorum is present, the vote of the holders of a Majority in Interest of all the Partners present, in person or by proxy, shall be the act of the Partners, unless the vote of a greater number is required by law, the Partnership Agreement or these Partnership Regulations. Any vote may be taken viva voce or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used.

         X.5 Registered Partners. The Company shall be entitled to treat the holder of record of any Partnership Interest as the holder of such Partnership Interest for all purposes, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such Partnership Interest on the part of any other Person, whether or not it shall have express or other notice of such claim or interest, except as expressly provided by the Partnership Agreement, these Partnership Regulations or the laws of Texas.

         X.6 Proxies. A Partner may vote either in person or by proxy executed in writing by the Partner. A telegram, telex, cablegram, or similar transmission by the Partner, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the Partner shall be treated as having been executed in writing for purposes of this Section.

         X.7 Conduct of Meetings. All meetings of the Partners shall be presided over by the chairman of the meeting, who shall be a Partner designated by a Majority in Interest of the Partners. The chairman of any meeting of Partners shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem in order to him or her.

         X.8 Fixing Record Dates for Matters Other than Consents to Actions. The Partners may fix in advance a record date for the purpose of determining Partners entitled to notice of or to vote at a meeting of the Partners (other than determining Partners entitled to consent to action by Partners proposed to be taken without a meeting of Partners), the record date to be not less than ten
(10) nor more than sixty (60) days prior to said meeting. In the absence of any action by the Partners, the date upon which the notice of the meeting is mailed shall be the record date.

         X.9 Fixed Record Dates for Consents to Action. Unless a record date shall have previously been fixed or determined pursuant to Section 5.9 hereof, whenever action by Partners is proposed to be taken by consent in writing without a meeting of Partners, if provided for by these Partnership Regulations, the Partners may fix a record date for purposes of determining Partners entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date as adopted by the Partners. If no record date has been fixed by the Partners and the prior action by the Partners is not required by the Act, the record date for determining Partners entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, its principal place of business, or a Partner of the Company having custody of the books in which proceedings of meetings of Partners are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Company's principal place of business shall be addressed to any Partner of the Company. If no record date has been fixed by the Partners and prior action of the Partners is required by statute, the record date for determining Partners entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Partners adopt a resolution taking such prior action.

         X.10 Actions Without a Meeting. Any action required by the Act to be taken at a meeting of the Partners, or any action which may be taken at a meeting of the Partners, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions setting forth the action so taken, shall be signed by the holder or holders of Partnership Interests having not less than the minimum percentage share of Partnership Interests that would be necessary to take such action at a meeting at which the holders of all of Partnership Interests entitled to vote on the action were present and voted. Every written consent pursuant to this Section shall be signed, dated, and delivered in the manner required by, and shall become effective at the time and remain effective for the period specified by, the Act. A telegram, telex, cablegram, or similar transmission by a Partner, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a Partner shall be regarded as signed by the Partner for purposes of this Section. Prompt notice of the taking of any action by Partners without a meeting by less than unanimous written consent shall be given to those Partners who do not consent in writing to the action.

         X.11 Nature of Partnership Interest. A Partnership Interest is personal property. A Partner shall have no interest in specific property of the Company.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

        XI.1 Notices. Any notice, demand or communication required or permitted to be given by any provision of the Partnership Agreement or these Partnership Regulations shall be deemed to have been sufficiently given or served for all purposes if delivered personally to the party or to an officer of the party to whom the same is directed or, if sent by registered or certified mail, postage and charges prepaid, addressed to the Partner's and/or Company's address as it appears in the Company's records, as appropriate. Except as otherwise provided herein, any such notice shall be deemed to be given three business days after the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid.

        XI.2 Waiver of Notice. Whenever, by statute, the Partnership Agreement or these Partnership Regulations, notice is required to be given to any Partner, a waiver thereof in writing signed by the Person or Persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a Partner at a meeting shall constitute a waiver of notice of such meeting, except where a Partner attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        XI.3 Application of Texas Law. The Partnership Agreement and these Partnership Regulations and the application or interpretation hereof, shall be governed exclusively by the laws of the State of Texas, and specifically the Act, provided that the provisions of the Partnership Agreement and these Partnership Regulations shall override the provisions of the Act to the extent allowed by law.

        XI.4 No Action for Partition. No Partner shall have any right to maintain any action for partition with respect to the property of the Company.

        XI.5 Headings and Sections. The headings in these Partnership Regulations are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of these Partnership Regulations or any provision hereof. Unless the context requires otherwise, all references in these Partnership Regulations to Sections or Articles shall be deemed to mean and refer to Sections or Articles of these Partnership Regulations.

        XI.6 Amendment of Partnership Agreement and Partnership Regulations. These Partnership Regulations amend the Partnership Agreement. In case of any conflict between the provisions of the Partnership Agreement and the provisions of these Partnership Regulations, the provisions of these Partnership Regulations shall control. Except as otherwise expressly set forth in these Partnership Regulations, the Partnership Agreement of the Company and these Partnership Regulations may be amended, supplemented or restated only upon the written approval of a majority of the Partners, or in the alternative, upon written approval by a majority of the members of the Board of Directors. Notwithstanding the foregoing, any amendment to the Partnership Agreement or these Partnership Regulations which either (i) changes the allocation of Profits and Losses to an allocation that is not in proportion to Unitholding Percentages, or (ii) causes any Partner to be personally liable for the debts and/or obligations of the Partnership shall require the written consent of each affected Partner.

        XI.7 Registered Limited Liability Partnership. The Partnership has registered as a registered limited liability partnership pursuant to Section
3.08 of the Act. The officers and directors of the Partnership shall cause the Partnership to make such filings, pay such filing fees and otherwise take any other reasonable measures as necessary or appropriate to maintain and continue the status of the Partnership as a registered limited liability partnership.

        XI.8 Resignation. Any officer or agent of the Company may resign by giving written notice to any remaining Partner. The resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        XI.9 Numbers and Gender. Where the context so indicates, the masculine shall include feminine and neuter, and the neuter shall include the masculine and feminine, the singular shall include the plural.

        XI.10 Binding Effect. Except as herein otherwise provided to the contrary, these Partnership Regulations shall be binding upon and inure to the benefit of the Partners, their distributees, heirs, legal representatives, executors, administrators, successors and permitted assigns.

        XI.11 Counterparts. These Partnership Regulations may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of such counterparts shall constitute the same Partnership Regulations.

        These Partnership Regulations were duly adopted by written agreement of the Partners to be effective from and after December 31, 1998.

_______________                                      ____________________
Victoria Smith                                       Charlie A. Meador

Date Signed:                                         Date Signed:



_______________                                      ____________________
Stephen Smith                                        Charlie E. Meador

Date Signed:                                         Date Signed:



_______________                                      ____________________
Deanna R. Smith                                      Blake A. Meador

Date Signed:                                         Date Signed:

                      Attachment to Partnership Regulations
                          of Don's Building Supply LLP

                                   SCHEDULE A

                              NAMES AND UNITS OWNED
                                 OF THE PARTNERS

-------------------------------------- -------------------- ------------------

                  Name                      Units Owned
-------------------------------------- -------------------- ------------------
        Deanna R. Smith                         2
-------------------------------------- -------------------- ------------------
        Stephen and Victoria Smith            48
-------------------------------------- -------------------- ------------------
        Charlie E. Meador                       2
-------------------------------------- -------------------- ------------------
        Blake A. Meador                         2
-------------------------------------- -------------------- ------------------
        Charlie A. Meador                     66
-------------------------------------- -------------------- ------------------
        TOTAL                                120
-------------------------------------- -------------------- ------------------

-------------------------------------- -------------------- ------------------